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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Spatial Technology Inc.:

We consent to the use of our report dated January 23, 1998 incorporated herein by reference.



                                               KPMG PEAT MARWICK LLP

Boulder, Colorado
July 22, 1998